ALPS VARIABLE INVESTMENT TRUST

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

(the “Morningstar Portfolios”)

Supplement dated December 18, 2019

to the

Statement of Additional Information (“SAI”)

dated April 30, 2019, as supplemented from time to time

Effective as of the date above, Carrie Scherkenbach and Brian Huckstep no longer serve as Portfolio Managers of the Morningstar Portfolios. Therefore, all references to Ms. Scherkenbach and Mr. Huckstep serving in such capacity in the SAI are hereby deleted. In addition, also effective as of the same date, the table regarding number of accounts managed by the portfolio managers in the section of the SAI entitled “Portfolio Managers” is hereby deleted and replaced with the following information:

Morningstar Portfolios (as of [November 30, 2019])

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)
Andrew Lill	0	$0	0	0	0	$0
Steve Tagarov, CFA	0	$0	0	0	0	$0
Jared Watts	5	$610	0	0	2,941	$423

As of November 30, 2019, no accounts managed by the Portfolio Manager in the above table had an advisory fee based solely on investment performance of the accounts.

With regard to the Morningstar Portfolios, the section of the Statement of Additional Information entitled “Portfolio Managers – Ownership of Securities” is hereby deleted and replaced with the following information:

Morningstar Portfolios

Portfolio Manager	Ownership Range (as of November 30, 2019)
Andrew Lill	None
Jared Watts	None
Steve Tagarov	None

Please retain this supplement for future reference.